Exhibit 32.1

Certification of Chief Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, chapter 63 of title 18, United States Code), I, Constance B. Moore hereby certify, to the best of my knowledge, that the Annual Report on Form 10-K for the year ended December 31, 2008 (the “Form 10-K”) of BRE Properties, Inc. fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of BRE Properties, Inc.

Dated: February 18, 2009	/s/ Constance B. Moore
Constance B. Moore President and Chief Executive Officer